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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 20, 2004

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Board of Directors and majority shareholders of PPOL, Inc. (the Company) have approved the Company's 2004 Stock Incentive Plan (the "Plan") for the purpose of attracting and retaining the best available personnel, providing incentive to Employees, Directors and Consultants and to promote the success of the Company's business. A copy of the Plan is attached to this 8-K filing under exhibit 99.1.

                                      * * *



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2004

                                     PPOL, Inc.

                                     By: /s/ Yoichi Awagakubo
                                         ---------------------------------
                                         Yoichi Awagakubo
                                         Secretary



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                                  EXHIBIT INDEX

Exhibit # 99.1 - PPOL, Inc. 2004 Stock Incentive Plan